Exhibit 10.18

STOCK EXCHANGE AGREEMENT

by and among

SCOPUS BIOPHARMA INC.,

and

THE SELLERS PARTY HERETO

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is entered into by and among (i) Scopus BioPharma Inc., a Delaware corporation (“Scopus”) and (ii) the individual signatories to this Agreement, each of whom is individually referred to as a “Seller” and collectively referred to as “Sellers” and all of whom represent all of the stockholders of Olimmune, Inc., a Delaware corporation, dated as of June 25, 2021 as to Sellers and, as to Scopus,  the date set forth its signature  on the signature page hereof.

RECITALS

A.Sellers hold all the issued and outstanding shares of Olimmune, Inc., a Delaware corporation (the “Company”).

B.The Company was organized and formed for the purpose of acquiring an option to obtain a License Agreement from City of Hope, a California non-profit public benefit corporation.

C.Scopus desires to acquire the Company by having Sellers exchange all of their Company Shares for shares of Scopus common stock.

D.For Federal income tax purposes, it is intended that the Exchange qualify as a reorganization under the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”);

E.Subject to the terms and conditions set forth in this Agreement, the Sellers desire to sell to Scopus, and Scopus desires to purchase from the Seller, the Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1Definitions.  The following terms have the meanings specified or referred in this Article I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Assets” means the assets owned or leased by the Company of every kind, whether real, personal or mixed, tangible or intangible.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or required by Law to be closed for business.

“City of Hope” means a California nonprofit public benefit corporation which is the licensor under the License Agreement.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Company Shares” means all the issued and outstanding shares of the Company.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Direct Claim” has the meaning set forth in Section 10.5(c).

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“GAAP” means generally accepted accounting principles.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnified Party” has the meaning set forth in Section 10.5.

“Indemnifying Party” has the meaning set forth in Section 10.5.

“Key Seller” shall mean each of Alan Horsager and Marcin Kortylewski.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured.

“License Agreements” means the license agreements between the Company and City of Hope contemplated by each of the Options.

“Losses” means any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees, but excluding, (i) other than where awarded to third parties under Third-Party Claims, any punitive damages, and (ii) incidental, special, indirect or consequential damages of any kind, lost profits, loss of enterprise value, diminution in value of any business, damage to reputation or loss to goodwill, whether based on contract, tort, strict liability, other law or otherwise and whether or not arising from any other party’s sole, joint or concurrent negligence, strict liability or other fault.

“Options” means the written option agreement or agreements that the Company enters into with City of Hope in a form acceptable to Scopus to obtain License Agreements, (i) one being for Claims to Antisense Inhibitors of STAT3 in PCT Application, Serial No. PCT/US2016/040361, filed 06/30/2016, National Phase Applications derived therefrom (US, EP, CA, CN, and JP), and any amendments, extensions, renewals, reissues, and re-examinations thereof and (ii) the other for United States Issued Patent Number 9,976,147, issued May 22, 2018, and United States Patent Application Number 15/984,086, filed May 18, 2018, and any amendments, extensions, renewals, reissues, and re-examinations thereof.

“Party” and “Parties” means the signatories to this Agreement.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Restricted Period” means the period commencing on the Closing Date and continuing until three years from the Closing Date.

“Scopus Indemnitees” has the meaning set forth in Section 10.2.

“Scopus Shares” means the $0.001 par value shares of common stock of Scopus.

“Seller Indemnitees” has the meaning set forth in Section 10.4

“Sellers” has the meaning set forth in the preamble.

“Tax” or “Taxes” means any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto, and including estimated taxes) imposed by any Governmental or Taxing Authority, including taxes or other similar charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, unclaimed property or gains taxes; license, registration and documentation fees; and

customs’ duties, tariffs, and similar charges; and Taxes shall also include any of the aforementioned items payable by reason of transferee or successor liability by operation of Law.

“Taxing Authority” means any Governmental Authority with the power to levy or collect Taxes.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third-Party Claim” has the meaning set forth in Section 10.5(a).

ARTICLE II

THE EXCHANGE

Section 2.1Exchange of the Shares.  Subject to the terms and conditions set forth herein, at the Closing, Sellers shall sell, transfer, assign, and convey to Scopus, and Scopus shall accept from Sellers, the Company Shares in exchange for 1,000,000 Scopus Shares which Scopus shall issue to Sellers.  Each of the Sellers shall receive their Scopus Shares pro rata to the number of Company Shares each Seller holds.

ARTICLE III

CLOSING

Section 3.1Closing.  The closing (the “Closing”) of the Exchange shall take place concurrently with the Company’s and City of Hope’s execution of the License Agreements and the Share Issuance Agreement as referenced in the foregoing  by City of Hope.  At the Closing, Sellers shall deliver the certificates for the Company’s Shares to Scopus’s counsel, Greenberg Traurig, LLP.  1750 Tysons Boulevard, Suite 1100, McLean 22102.

Section 3.2 Scopus Shares.  Following the receipt of the Shares and the Closing hereunder, Scopus shall cause the issuance of the Scopus Shares to Sellers by instructing its transfer agent to issue the Scopus Shares in book-entry form to Sellers.

Section 3.3 Tax Consequences. For U.S. federal income tax purposes, the Exchange is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder. For the avoidance of doubt, the Parties intent to treat this Exchange as a “Type-B” reorganization under Section 368(a)(1)(B) of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF KEY SELLERS

Key Sellers hereby jointly and severally represent and warrant to Scopus as follows:

Section 4.1Organization, Authority and Qualification of the Company.  The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and subsequent to the Closing intends to become authorized to conduct business as a foreign corporation in California.  The Company and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted.  The Company has conducted no business other than to negotiate with the City of Hope to obtain the License Agreement.

Section 4.2Capitalization.

(a)The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $0.0001 per share, of which 10,000,000 Company Shares are outstanding and 20,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares are outstanding.  Exhibit A sets forth the number of Company Shares held by each Seller.  All of the Company Shares have been validly issued, fully paid and non-assessable, and are owned of record by each Seller.  The Company has not imposed any Encumbrances on the Company Shares that will restrict the transferability or ownership of the Company Shares and the Company has no knowledge that any of the Sellers have encumbered their Company Shares.  None of the Company Shares were issued in violation of any agreement, arrangement or commitment to which Seller or the Company is a party or is subject to or in violation of any pre-emptive or similar rights of any Person.

(b)There are no outstanding or authorized subscriptions, options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or any other interest in, the Company.  The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights.  There are no voting trusts, Seller agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.  There are no declared or accrued unpaid dividends with respect to the Shares.

Section 4.3No Subsidiaries.   The Company does not own, nor has any direct or indirect interest in any shares nor has a direct or indirect ownership interest in any other Person or is subject to any obligation to purchase or otherwise acquire any equity or other securities in any Person.

Section 4.4Financial Condition.  The Company has no Assets required to be set forth on a balance sheet nor any Liabilities other than indebtedness to Scopus for the payments made to City of Hope in connection with the Options.

Section 4.5Absence of Certain Changes, Events and Conditions.  Since its formation, the Company has not taken any actions of any type other than to issue the Shares and to negotiate the terms of the Options.

Section 4.6Legal Proceedings; Governmental Orders.

(a)There are no Actions pending or, to Key Sellers’ knowledge, threatened against or by the Company (or by or against any Seller or any of their Affiliate and relating to the Company.

(b)There are no outstanding Governmental Orders and, to the Key Sellers knowledge, no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets.

Section 4.7Compliance with Laws; Permits.  The Company has not taken any action to date that has required it to obtain any licenses or permits.

Section 4.8Employee Matters.  The Company does not have and never has had any employees.

Section 4.9Taxes.   The Company has not yet undertaken any actions that would have caused it to incur any  obligation in connection with any Taxes other than franchise taxes under Delaware law.

Section 4.10Questionable Payments.   The Company has not directly or indirectly (i) made or agreed to make any contribution, improper payment, unlawful transfer of anything of value or gift to any Governmental Authority, government official, employee or agent where either the contribution, payment, transfer or gift or the purpose thereof was illegal under applicable Laws, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false entries on the books and records of the Company for any reason, (iii) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other Person, to any candidate for United States federal, state or local or foreign public office or (iv) paid or delivered any fee, commission or any other sum of money or item of property, however characterized, to any finder, agent, Governmental Authority official or other party, in the United States of America or any other country, which in any manner relates to the Business, or the Company’s assets or operations, which the Company knew or reasonably should have known is illegal under any federal, state or local applicable Laws (or any rules or regulations thereunder) of the United States of America or any other country having jurisdiction.

Section 4.11Brokers.    No Person, broker, finder or investment banker is entitled to any broker’s fee, finder’s fee, investment banker’s fee or other fee or commission or similar payment in connection with the transaction contemplated hereunder based upon any contract or arrangements entered into or made by or on behalf of the Company, the Sellers or any of their Affiliates.

Section 4.12   Status of Intellectual Property.  Except for intellectual property held by Scopus, neither of the Key Sellers has any knowledge that the intellectual property which the Company intends to obtain through the exercise of the Option will be competitively threatened by any other intellectual property currently being developed or considered at City of Hope.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF EACH SELLER

Each Seller severally and not jointly represents and warrants to Scopus as follows:

Section 5.1Authority of Sellers.  This Agreement has been duly executed and delivered by such Seller, and constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).  There are no Actions pending or, to such Seller’s’ knowledge, threatened against or by such Seller that challenges or seeks to prevent, enjoin or otherwise delay the transaction contemplated hereunder.

Section 5.2No Conflicts; Consents.   The execution, delivery and performance by such Seller of this Agreement, and the consummation of the contemplated transaction hereunder, do not and will not (a) conflict with or result in a violation or breach of, or default under, any provision of the Certificate of Incorporation or By-laws of the Company; (b) result in a violation or breach of any provision of any Law or Governmental Order applicable to such Seller; or (c)  require the consent of or notice to or other action by any Person, conflict with, result in a violation, breach or termination of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, modification, cancellation, acceleration or right to increase the obligations or otherwise modify the terms of, any contract to which such Seller is a party or by which any of such Seller’s  assets or properties are bound.  No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to such Seller in connection with the execution and delivery of this Agreement and the consummation of the transaction contemplated hereunder.  Such Seller holds all of such Seller’s Company Shares free and clear of any liens or Encumbrances.

Section 5.3Investment Representations.    Such Seller (a) is acquiring the Scopus Shares for such Seller’s own account, for investment only, and not with a view to, or for sale in connection with, any distribution in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any rule or regulation under the Securities Act, (b) is a sophisticated investor and has sufficient knowledge and experience in financial and business matters to be able to evaluate the merits and risks of its investment in the Scopus Shares, (c) acknowledges that Scopus has made available (i) the opportunity to ask questions of (and to receive answers from) the officers and directors of Scopus  relating to Scopus and the Scopus Shares, and (ii) the opportunity to acquire all information about Scopus and the Shares as Seller has requested to evaluate the merits and risks of its investment in the Scopus Shares and understands that the Scopus Shares (i) have not been registered under the Securities Act or under any state securities law; (d) the Scopus Shares (i) are being issued to Seller in reliance on exemptions from the registration requirements of the Securities Act and such state securities laws; (ii) are “restricted securities” within the meaning of Rule 144 under the Securities Act; and (ii) may not be sold, transferred or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws  unless an exemption from registration is then available and (e) is able to bear the economic risk and lack of liquidity inherent in holding the Scopus Shares..  Except for the representations and warranties set forth herein, such Seller acknowledges that Scopus has made no representations or warranties, implied or expressed, regarding Scopus, the assets or liabilities of Scopus or the Scopus Shares.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF SCOPUS

Scopus represents and warrants to Sellers as follows:

Section 6.1Authority of Scopus and Scopus.    Scopus has full power and authority to enter into this Agreement, to carry out his obligations hereunder and thereunder and to consummate the transaction contemplated hereby and thereby.  This Agreement has been duly executed and delivered by Scopus, and constitutes a legal, valid and binding obligation of Scopus enforceable against it in accordance with its terms. The Scopus Shares, when issued, will be duly and validly issued, fully paid and non-assessable.

Section 6.2No Conflicts; Consents.   The execution, delivery and performance by Scopus of this Agreement and the consummation of the transaction contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Scopus or (b) require the consent, notice or other action by any Person under any contract to which either is a party.  No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Scopus in connection with the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby and thereby.  The execution, delivery and performance by Scopus of this Agreement and the consummation of the transaction contemplated hereby, do not and will not require the consent, notice or other action by any Person under, conflict with, result in a material violation or breach of, constitute a material default or an event that, with or without notice or lapse of time or both, would constitute a material default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any material contract to which Scopus is a party or by which Scopus or its Assets are bound.  No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Scopus in connection with the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

Section 6.3Brokers.   No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transaction contemplated by this Agreement based upon arrangements made by or on behalf of Scopus.

Section 6.4SEC Documents.   Scopus’ qualified Offering Statement as of the date filed with the Securities and Exchange Commission (A) complied in all material respects with the applicable requirements under the Securities Act and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and each of the balance sheets or statements of condition contained in or incorporated by reference into any such Offering Statement (including the related notes and schedules thereto) fairly presents the consolidated financial position of Scopus as of its date, and each of the statements of income or results of operations and changes in Sellers’ equity and cash flows or equivalent statements in such Scopus financial statements (including any related notes and schedules thereto) fairly present the consolidated results of operations, changes in Sellers’ equity and cash flows, as the case may be, of Scopus for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments and the absence of footnotes in the case of unaudited statements.

ARTICLE VII

COVENANTS

Section 7.1Options.   If the Options have not been executed prior to the execution of this Agreement, the Key Sellers agree to collaborate with Scopus as to all negotiations between the Company and City of Hope.  Once the Options are exercised, the Key Sellers will not cause Company to execute any agreement(s) pertaining to the Options, including the License Agreements, without Scopus’ approval.  The Key Sellers will involve Scopus as to all negotiations pertaining to the License Agreements.

Section 7.2Further Assurances.   Following the Closing, each of the Parties shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required carry out provisions hereof and give effect to the transaction contemplated by this Agreement.

Section 7.3Lock-Up.  During the Restricted Period, each Seller  understands that the Scopus Shares may not be sold, transferred, assigned, pledged, mortgaged, or otherwise disposed of or made subject to any lien or security interest, during the Restricted Period without the consent of the Company in its sole discretion, except by (a) transfer by will or intestate devise,  (b) by lifetime gifts or transfers to family members, trusts or other family-related entities therefor for bona-fide estate and family planning purposes and (c) to the partners, members or shareholders of Seller; provided, however, that any transferee of the Scopus Shares agrees in writing to hold such Scopus Shares in all cases subject to the terms, conditions, and restrictions of this Agreement.   Scopus may elect to release a Seller from this lock-up at any time or from time to time for any reason or no reason with respect to any or all of such Seller’s Scopus Shares.  No such release shall be deemed to obligate the Company to grant any future releases to a Seller or any other Seller nor shall any release granted to another Seller be deemed to obligate Scopus to grant any future release to any Seller.  In addition, each Seller agrees to execute any lock-up agreement required by the lead underwriter in connection with any public offering that Scopus may conduct while a Seller holds any of the Scopus Shares; provided, that any such agreement is consistent with the form of lock-up agreements generally required by underwriters.   Each Seller understands that each certificate evidencing the Scopus Shares will bear the legends substantively similar to that set forth below:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY’S AGREEMENT WITH THE HOLDER SETS FORTH CERTAIN RESTRICTIONS ON THE HOLDER’S ABILITY TO TRANSFER SUCH SHARES.  A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY’S OFFICE.”

ARTICLE VIII

CONDITIONS TO CLOSING

Section 8.1Conditions to Scopus to Close.   The obligation of Scopus  to consummate the Exchange shall be subject to the fulfillment, on or prior to the Closing Date, unless otherwise waived in writing by Scopus, of the following conditions:

(a)The representations and warranties set forth in Articles IV and V hereof: (i) shall be true and correct in all material respects (without regard to any qualifications with regard to materiality) when made; and (ii) shall be true and correct in all material respects (without regard to any qualifications with regard to materiality) on the Closing Date as if made on and as of such date, unless otherwise specified therein, and Scopus shall have received a certificate to such effect, executed by Key Sellers and dated as of the Closing Date, in a form reasonably satisfactory to Scopus.

(b)No proceedings shall have been initiated (and not dismissed) by any Governmental Authority seeking to enjoin or otherwise restrain the consummation of the transaction contemplated hereby.

(c)The Company shall have delivered, or caused to be delivered, to Scopus the certificates as to the legal existence and corporate good standing of the Company and copies of its Certificate of Incorporation, as amended, or equivalent issued or certified by the appropriate governmental official of the state of their incorporation.

(d)The Company shall have delivered to Scopus all minute books and stock ledgers for the Company.

(e)City of Hope and the Company shall have executed the License Agreements.

(f)The Sellers’ Representative on behalf of each Seller shall have delivered a stock transfer form to transfer each Seller’s Shares to Scopus.

Section 8.2Conditions to Sellers to Close.   The obligation of Sellers to consummate the purchase of the Shares shall be subject to the fulfillment, on or prior to the Closing Date, unless otherwise waived in writing by the Key Sellers, of the following conditions:

(a)The representations and warranties of Scopus set forth in Article VI hereof: (i) shall be true and correct in all material respects (without regard to any qualifications with regard to materiality) when made; and (ii) shall be true and correct in all material respects (without regard to any qualifications with regard to materiality) on the Closing Date as if made on and as of such date, unless otherwise specified therein, and the Key Sellers shall have received a certificate to such effect, executed by and dated as of the Closing Date, in a form reasonably satisfactory to the Key Sellers.

(b)All corporate action necessary to authorize (i) the execution, delivery and performance by Scopus of this Agreement and any other agreements or instruments contemplated hereby to which Scopus is a party; and (ii) the consummation of the transaction contemplated hereby shall have been duly and validly taken by Scopus and the Key Sellers  shall have been furnished with copies of all applicable resolutions adopted by the Board of Directors of Scopus certified by the Secretary or Assistant Secretary or a similar officer thereof.

(c)No proceedings shall have been initiated (and not dismissed) by any Governmental Authority seeking to enjoin or otherwise restrain the consummation of the transaction contemplated hereby.

(d)City of Hope shall have executed the License Agreements.

ARTICLE IX

CLOSING DELIVERIES

Section 9.1Deliveries by Sellers. At or prior to the Closing, Sellers shall deliver or cause to be delivered to Scopus the certificates representing the Company Shares and separate instruments of transfer in registrable form for the transfer of the Company Shares to Scopus.

Section 9.2Deliveries by Scopus.  At the Closing, Scopus shall provide certificates for the Scopus Shares to Sellers or evidence that the Scopus Shares have been issued to Sellers in book entry form.

Section 9.3Deliveries by the Company.   At or prior to the Closing, the Key Sellers shall have caused the Company shall deliver or cause to be delivered to Scopus resignations of all directors and officers of the Company required by Scopus and confirmation that they possess no claims of any nature against the Company.

ARTICLE X

NOTIFICATION

Section 10.1Survival.   Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force for a period of two years.  All covenants and agreements of the Parties contained herein shall survive the Closing in accordance with its terms until performed and discharged in full.  Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 10.2Indemnification by Key Sellers.   Subject to the other terms and conditions of this Agreement, the Key Sellers shall jointly and severally indemnify and defend Scopus and its Affiliates (collectively, the “Scopus Indemnitees”) against, and shall hold each of them harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Scopus Indemnitees based upon, arising out of, with respect to or by reason of:

(a)any breach of any of the representations or warranties of the Key Sellers contained in this Agreement; or

(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Key Sellers pursuant to this Agreement.

Section 10.3Indemnification by Sellers.  Subject to the other terms and conditions of this Agreement, each Seller shall severally and not jointly indemnify and defend the Scopus Indemnitees against, and shall hold each of them harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Scopus Indemnitees based upon, arising out of, with respect to or by reason of

(a) any breach of a representation and warranty of such Seller contained in this Agreement; and

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by such Seller pursuant to this Agreement.

Section 10.4Indemnification By Scopus.   Subject to the other terms and conditions of this Agreement, Scopus shall indemnify and defend Sellers (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a)any breach of any of the representations or warranties of Scopus contained in this Agreement; and

(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Scopus pursuant to this Agreement.

Section 10.5Indemnification Procedures.    The Party making a claim under this Article X is referred to as the “Indemnified Party”, and the Party against whom such claims are asserted under this Agreement is referred to as the “Indemnifying Party”.

(a) If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a ”Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof, but in any event not later than ten (10) Business Days after receipt of such notice of such Third-Party Claim.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure or otherwise suffers additional Losses as a result of or arising from by the delay in providing timely notice.  Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party.

The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party within twenty (20) days after receiving notice of such Third-Party Claim, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, that if the Indemnifying Party is a Seller, such Indemnifying Party shall not have the right to defend or direct, but shall have the right to participate in, the defense of any such Third-Party Claim that (x) is asserted directly by or on behalf of a Governmental Authority, or (y) seeks an injunction or other equitable relief against the Indemnified Party.  In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 10.5(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party.  The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof.  The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines separate counsel is required.  If the Indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to notify the Indemnified Party in writing of its election to defend as provided in this Agreement within such twenty (20) day period, the Indemnified Party may, subject to Section 10.5(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim.  The Parties shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(b)Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 10.5(b).  If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in a commercially reasonable form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party.  If the Indemnified Party fails to consent to such firm offer within five (5) Business Days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim at its sole expense; provided, however, in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer.  If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim.  If the Indemnified Party has assumed the defense pursuant to Section 10.4(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)Any Action by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than fifteen (15) Business Days after the Indemnified Party becomes aware of such Direct Claim.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure or otherwise suffers additional Losses as a result of or arising from the delay in providing timely notice.  Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party.  The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request.  If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(d)Scopus shall have the right to cancel the Scopus Shares issued to Sellers to satisfy any indemnification obligation of any of the Sellers with each Scopus Share having a value equal to its closing price of the date of issuance of such Scopus Shares.

Section 10.6Exclusive Remedies.  Except with respect to fraud, the Parties acknowledge and agree that from and after the Closing their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement, or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article X, provided, however, that the rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party will not preclude or waive the right to use any or all other remedies.

ARTICLE XI

MISCELLANEOUS

Section 11.1Expenses.    Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transaction contemplated hereby (collectively, “Transaction Costs”) shall be paid by the party incurring such costs and expenses.

Section 11.2Notices.    All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.2):

If to the Sellers:	c/o Alan Horsager 1021 North Everett Street Glendale, California 91207 E-mail: Alan Horsager
If to Scopus:	Scopus BioPharma Inc. 420 Lexington Avenue, Suite 300 New York, New York 10170 E-mail: rgibson@scopusbiopharma.com Attention: Robert J. Gibson

Section 11.3Interpretation.    For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.  Unless the context otherwise requires, references herein:  (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.  The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 11.4Headings.    The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 11.5Severability.     If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 11.6Entire Agreement.    This Agreement constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency between the statements in the body of this Agreement and the Exhibits, the statements in the body of this Agreement will control.

Section 11.7Successors and Assigns.    This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  No

Party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.  Any attempted assignment of this Agreement not in accordance with the terms of this Section 11.7 shall be void.  No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 11.8No Third-party Beneficiaries.    This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 11.9Amendment and Modification; Waiver.    This Agreement may only be amended, modified or supplemented by an agreement in writing signed by all of the Parties.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 11.10Governing Law; Waiver of Jury Trial.

(a)This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York.

(b)NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 11.11Specific Performance.   The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.12Sellers’ Representative.   By the execution and delivery of this Agreement, each of the Sellers hereby irrevocably constitutes and appoints the Key Sellers  (the “Sellers’ Representative”) as his, her or its true and lawful agent and attorney-in-fact with full power of substitution to act in the name, place and stead of such Seller with respect to the transfer of the Shares owned by such Seller to the Scopus in accordance with the terms and provisions of this Agreement, and to act on behalf of such Sellers in any litigation or arbitration involving this Agreement, to do or refrain from doing all such further acts and things, and to execute all such documents as the Sellers’ Representative shall deem necessary or appropriate in connection with this Agreement or otherwise relating to the transaction contemplated by this Agreement, including, without limitation, the power:

(a)to act for the Sellers with regard to matters pertaining to indemnification referred to in this Agreement, including the power to defend, negotiate, assert, and compromise any indemnity claim on behalf of the Sellers and to transact matters of litigation;

(b)to execute and deliver all amendments, waivers, ancillary agreements, assignments, certificates and documents, and take any and all actions, that the Sellers’ Representative deems necessary or appropriate in connection;

(c)to execute and deliver all consents, amendments and waivers to this Agreement that the Sellers’ Representative deems necessary or appropriate, whether prior to, at or after the Closing;

(d)to do or refrain from doing any further act or deed on behalf of the Sellers that the Sellers’ Representative deems necessary or appropriate in its sole discretion relating to the subject matter of this Agreement as fully and completely as the Sellers could do if personally present; and

(e)to receive service of process in connection with any claims under this Agreement.

The appointment of the Sellers’ Representative shall be deemed coupled with an interest and shall be irrevocable, and the Scopus and any other person may conclusively and absolutely rely, without inquiry, upon any action of the Sellers’ Representative in all matters referred to herein.  All notices required to be made or delivered by the Scopus to the Sellers shall be made to the Sellers’ Representative for the benefit of the Sellers and shall discharge in full all notice requirements of the Scopus to the Sellers with respect thereto.  The Sellers hereby confirm all actions that the Sellers’ Representative shall do or cause to be done by virtue of its appointment as the Sellers’ Representative of the Sellers.  The Sellers’ Representative shall act for the Sellers on all of the matters set forth in this Agreement in the manner the Sellers’ Representative believes to be in the best interest of the Sellers and consistent with the obligations under the Agreements but the Sellers’ Representative shall not be responsible to the Sellers for any loss or damages the Sellers may suffer by the performance of its duties under this Agreement, other than loss or damage arising from willful violation of law or gross negligence in the performance of its duties under this Agreement.  The Sellers agree jointly and severally to indemnify, defend and hold harmless the Sellers’ Representative from and against any and all loss, damage, liability and expense that may be incurred by the  Sellers’ Representative arising out of or in connection with its appointment as Sellers’ Representative under this Agreement (except such as may result from the  Sellers’ Representative’s willful violation of law or gross negligence in the performance of its duties under this Agreement), including the legal costs of defending itself against any claim or liability in connection with its performance under this Agreement and all other documents and agreements executed and delivered by the Sellers’ Representative in connection with this Agreement,  including, without limitation the Escrow Agreement.  The Sellers’ Representative, each Seller and the Scopus expressly acknowledge that the Sellers’ Representative shall have no authority or responsibility to act on behalf of any Seller in connection with any claim, action or proceeding initiated against such Seller pursuant to a breach by such Seller of such Sellers’ individual representations, warranties or covenants hereunder.  All decisions by the Seller’s Representative shall be binding upon all Sellers.

Section 11.13Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Conditional Stock Purchase Agreement to be executed as of the date first written above.

SCOPUS BIOPHARMA INC.

By: ___________________________

Dated: June _____, 2021

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SELLERS:

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By:______________________________
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EXHIBIT A

SHAREHOLDERS OF THE

COMPANY